Exhibit 10.3

Exhibit B

Warrants

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF THE WARRANT REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

Asia Premium Television Group, Inc.

Warrant

for the Purchase of Shares of Common Stock

(par value $0.001 per share)

1,000,000 Shares

THIS CERTIFIES that, for value received, Her Village Ltd., whose address is ________________________(together with any person or entity to which this Warrant (or any portion hereof) may be transferred, the “Holder”), is entitled to subscribe for and purchase from Asia Premium Television Group, Inc., a Nevada corporation (the “Company”), upon the terms and conditions set forth herein, 1,000,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price of US$1.00 per share (the “Exercise Price”). As used herein the term “this Warrant” shall mean and include this Warrant and any Common Stock or warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

The number of shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1.

Exercise Period.  This Warrant may be exercised within 18 months of the issuance of the Warrant (the “Exercise Period”).

2.

Procedure for Exercise; Effect of Exercise.

(a)

Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal executive office along with a duly executed Notice of Exercise (in the form attached hereto) specifying the number of Warrant Shares to be purchased, and (ii) if not being exercised pursuant to the cashless exercise provision, delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check.

(b)

Company’s Response; Effect of Exercise. Upon receipt by the Company of a copy of a Notice of Exercise (including a copy received via facsimile), the Company shall immediately send to the Holder, via facsimile, a confirmation of receipt of such Notice of Exercise. Upon receipt by the Company of this Warrant and the original Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company or its designated transfer agent (the “Transfer Agent”), as applicable, shall, within five (5) business days following the date of receipt by the Company of the original Notice of Exercise (so long as this Warrant and the proper payment of the Exercise Price are received by the Company on or before such third business day), issue and deliver to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Notice of Exercise, registered in the name of the Holder or its designee, for the number  of shares of Common Stock to which the Holder shall be entitled. Notwithstanding the foregoing to the contrary, the Company or its Transfer Agent shall only be obligated to issue and deliver the shares to the DTC on the Holder’s behalf via DWAC if (A) a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, (B) the exercise of this Warrant is in connection with a sale, and (C) the Holder has complied with the applicable prospectus delivery requirements. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder. Upon receipt by the Company of this Warrant and a Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

3.

Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and the shares underlying the Warrant shall be registered in the Registration Statement pursuant to the Registration Rights Agreement dated of even date herewith. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of shares underlying the Warrant or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer.  In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced.  Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

4.

Restrictions on Transfer. (a) The Holder, as of the date of issuance hereof, represents to the Company that such Holder is acquiring the Warrants for its own account and not with a view to the distribution thereof or distribution of the Warrant Shares.  Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of the Holder’s counsel (as such opinion and such counsel are described in Section 4(b) hereof) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the Holder may freely transfer this Warrant or such Warrant Shares (without delivery to the Company of an opinion of counsel) (i) to one of its nominees, affiliates or a nominee thereof, (ii) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any affiliate,  (iii) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, (iv) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act, or (v) to an accredited investor (as such term is defined in Regulation D under the Securities Act).  Provided, however, the Holder may not transfer this Warrant or the Warrant Shares to a US Person at any time within the first year following issuance of this Warrant.

(b)

The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 4(a) hereof or pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act.  Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

(c)

Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend, in addition to the legend set forth in the Subscription Agreement related hereto, unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.”

The Holder understands that the Company may place, and may instruct any transfer agent or depository for the Warrant Shares to place, a stop transfer notation in the securities records in respect of the Warrant Shares.

5.

Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefore.  The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, non-assessable, and free of preemptive rights, and free from all taxes, claims, liens, charges and other encumbrances.

(a)

In case of any reclassification of the Common Stock, any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property (any such reclassification, consolidation, merger, sale, transfer or exchange shall be referred to herein as a “Reorganization Transaction”), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization Transaction if such Warrant had been exercised in full immediately prior to such Reorganization Transaction.  In case of any Reorganization Transaction, appropriate adjustment, as reasonably determined in good faith by the Board of Directors shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any such shares or other securities or property thereafter deliverable upon exercise of Warrants. The Company shall not effect any Reorganization Transaction unless prior to or simultaneously with the consummation thereof the successor corporation or other entity (if other than the Company) resulting from such Reorganization Transaction or the corporation or other entity purchasing such assets shall expressly assume, by a supplemental warrant or other acknowledgment executed and delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and the due and punctual performance and observance of each and every covenant, condition, obligation and liability under this Warrant to be performed and observed by the Company in the manner prescribed herein . The provisions of this Section 6(a) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(b)

If:

(i)

the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

(ii)

there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

(iii)

there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall cause to be filed with the transfer agent for the Warrants and shall cause to be mailed to each Holder at such Holder’s address as shown on the books of the transfer agent for the Warrants, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.  Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 5(b).

(c)

Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly file with the transfer agent for the Warrants a certificate of an officer of the Company setting forth the Exercise Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof.  The Company shall promptly cause a notice of the adjusted Exercise Price to be mailed to each Holder.

(d)

In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 6, which in the opinion of the Board of Directors would materially adversely affect the exercise right of the Holders, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

(e)

Upon each adjustment of the Exercise Price , this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

(f)

The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant.  If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

6.

Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

7.

Loss or Mutilation of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

8.

No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

9.

Governing Law.  This Warrant shall be construed in accordance with the laws of Hong Kong applicable to contracts made and performed within Hong Kong, without regard to principles of conflicts of law.

* * *

Dated:

ASIA PREMIUM TELEVISION GROUP, INC.

By: /s/ Xing Jing

Xing Jing, President & CEO

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, Her Village Ltd. hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $0.001 per share, of Asia Premium Television Group, Inc. (the “Company”), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint            attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:

By:

Signature

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:

Asia Premium Television Group, Inc.

7050 Union Park Avenue, Suite 600

Salt Lake City, Utah  84047

Attention:  President

NOTICE OF EXERCISE

The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ by [tendering cash or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof.

_______________________________________

_______________________________________

_______________________________________

(Print Name, Address and

Tax Identification Number)

Holder requests delivery to be made: (check one)

☐

By delivery of physical certificates in the name above and delivered to the above address

☐

Through Depository Trust Corporation

(Account                                                        )

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:

By:

Print Name

Signature

Address: